Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
OF 2002 (18 U.S.C. SECTION 135)

In connection with the Quarterly Report of Eschelon Telecom, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarterly period ended March 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), Richard A. Smith, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1)          The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.

Sign:	/S/ Richard A. Smith
Richard A. Smith
President and Chief Executive Officer
May 16, 2005